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                                                                EXHIBIT 10.2.1


                          EDUTREK INTERNATIONAL, INC.
                    AMENDED AND RESTATED 1997 INCENTIVE PLAN

        The following plan has been amended to reflect the changes effected by Amendment No.1 and Amendment No. 2 adopted by the Board of Directors and approved by the shareholders on June 6, 1997 and July 30, 1997, respectively, and restated to reflect the seven-for-one split of the Company's Common Stock effected as of June 17, 1997.

SECTION 1. GENERAL PURPOSE OF PLAN; DEFINITIONS.

        The name of this plan is the EduTrek International, Inc. 1997 Incentive Plan (the "Plan"). The purpose of the Plan is to enable EduTrek International, Inc. (the "Company") and its Subsidiaries and Affiliates to attract and retain employees and directors who contribute to the Company's success by their ability, ingenuity and industry, and to enable such employees and directors to participate in the long-term success and growth of the Company through an equity interest in the Company.

        For purposes of the Plan, the following terms shall be defined as set forth below:

        a. "Affiliate" means any corporation (other than a Subsidiary), partnership, joint venture or any other entity in which the Company owns, directly or indirectly, at least a 10 percent beneficial ownership interest.

        b.     "Board" means the Board of Directors of the Company.

        c. "Cause" means a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, or a participant's willful misconduct or dishonesty, any of which is harmful to the business or reputation of the Company or any Subsidiary or Affiliate.

        d. "Code" means the Internal Revenue Code of 1986, as amended, or any successor thereto and the Treasury Regulations and rulings promulgated thereunder.

        e. "Committee" means a committee of the Board appointed for the purpose of administering the Plan, which committee shall at all times consist of two or more Non-Employee Directors.

        f.      "Commission" means the U.S. Securities and Exchange Commission.

        g. "Company" means EduTrek International, Inc., a corporation organized under the laws of the State of Georgia (or any successor corporation).

        h. "Disability" means total and permanent disability as determined under the Company's long term disability program.

        i. "Early Retirement" means retirement from active employment with the Company, any Subsidiary and any Affiliate pursuant to the early retirement provisions of the applicable company pension plan.

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        j.      "Eligible Employee" means a person regularly employed by the
Company or a Subsidiary and who is responsible for or contributes to the management, growth and/or profitability of the business of the Company or a Subsidiary.

        k. "Eligible Participant" means an Eligible Employee or a Non-Employee Director.

        l. "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor thereto.

        m. "Fair Market Value" means, as of any given date, the mean between the high "bid" and low "ask" prices as of the close of business for the Company's Stock in the over-the-counter market, as reported by the Nasdaq Stock Market (or other national quotation service), or, if the Stock is registered on a national securities exchange, the closing price of the Stock on such national securities exchange or, if neither traded in the over-the-counter market nor listed on a national securities exchange, then the fair market value as determined by the Board or the Committee, but in no case less than the par value of such Stock.

        n. "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

        o. "Non-Employee Director" means a member of the Board or the board of directors of a Subsidiary who is not a regular salaried employee of the Company or one of its Subsidiaries. As it relates to the members of the Committee and for the purpose of Sections 2 and 10 of the Plan, "Non-Employee Director" shall have the meaning set forth in Rule 16b-3(b) (3) as promulgated by the Commission under the Securities Exchange Act of 1934, as amended, or any successor definition adopted by the Commission.

        p. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

        q. "Normal Retirement" means retirement from active employment with the Company, any Subsidiary, and any Affiliate on or after the normal retirement date specified in the applicable company pension plan.

        r. "Performance Award" means an award of shares of Stock or cash pursuant to Section 9 contingent upon achieving certain performance goals.

        s.      "Plan" means this 1997 Incentive Plan.

        t. "Restricted Stock" means an award of shares of Stock that are subject to restrictions under Section 8.

        u.      "Retirement" means Normal or Early Retirement.

        v.      "Stock" means the Class A Common Stock of the Company.

        w. "Stock Appreciation Right" means a right granted under Section 7 which entitles the holder to receive a cash payment or an award of Stock in an amount equal to the difference between (i) the Fair Market Value of the Stock covered by such right at the date the right is granted, unless otherwise determined by the Board or the Committee pursuant to Section 7 and (ii) the Fair Market Value of the Stock covered by such right at the date the right is exercised multiplied by the number of shares covered by the right.

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        x.      "Stock Option" means any option to purchase shares of Stock granted to Eligible Employees or Eligible Participants under the Plan.

        y. "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

SECTION 2. ADMINISTRATION.

        The Plan shall be administered by the Board or the Committee. Subject to the provisions of Section 10 of the Plan, the Board or the Committee shall have the power and authority to grant to Eligible Employees or Eligible Participants, pursuant to the terms of the Plan: (i) Incentive Stock Options;
(ii) Non-Qualified Stock Options; (iii) Stock Appreciation Rights; (iv) Restricted Stock; or (v) Performance Awards.

        In particular, the Board or the Committee shall have the authority:

        (i) to select the Eligible Employees or Eligible Participants to whom Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, or Performance Awards or a combination of the foregoing from time to time will be granted hereunder;

        (ii) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, or Performance Awards or a combination of the foregoing, are to be granted hereunder;

        (iii) to determine the number of shares of Stock to be covered by each such award granted hereunder;

        (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder including, but not limited to, any restriction on any Stock Option or other award and/or the shares of Stock relating thereto based on performance and/or such other factors as the Board or the Committee may determine, in its sole discretion, and any vesting acceleration features based on performance and/or such other factors as the Board or the Committee may determine, in its sole discretion;

        (v) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of a participant, including providing for and determining the amount (if any) of deemed earnings on any deferred amount during any deferral period.

        Subject to Section 12, the Board or the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

        All decisions made by the Board or the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

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SECTION 3. STOCK SUBJECT TO PLAN.

        The total number of shares of Stock reserved and available for distribution under the Plan shall be 829,388. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

        If any shares of Stock that have been subject to option cease to be subject to option, or if any shares subject to any Restricted Stock award granted hereunder are forfeited or such award is otherwise terminated, such shares shall again be available for distribution in connection with future awards under the Plan.

        In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, a substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Stock Options granted under the Plan and in the number of shares subject to Restricted Stock awards granted under the Plan as may be determined to be appropriate by the Board or the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

SECTION 4. ELIGIBILITY.

        Awards granted pursuant to Section 5 hereunder shall be granted only to Eligible Employees. Awards granted pursuant to Sections 6, 7, 8 and 9 shall be granted only to Eligible Participants. Awards granted pursuant to Section 10 shall be granted only to Non-Employee Directors who are serving as members of the Committee. The optionees and participants under the Plan shall be selected from time to time by the Board or the Committee, in its sole discretion, from among those eligible, and the Board or the Committee shall determine, in its sole discretion, the number of shares covered by each award or grant.

SECTION 5. INCENTIVE STOCK OPTIONS.

        Incentive Stock Options may be granted either alone or in addition to other awards granted under the Plan. Any Incentive Stock Option granted under the Plan shall be in such form as the Board or the Committee may from time to time approve, and the provisions of Incentive Stock Option awards need not be the same with respect to each optionee.

        The Board or the Committee shall have the authority to grant any Eligible Employee Incentive Stock Options (with or without Stock Appreciation Rights) except that Incentive Stock Options shall not be granted to employees of an Affiliate. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

        Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code. Notwithstanding the foregoing, in the event an optionee voluntarily disqualifies an option as an Incentive Stock Option within the meaning of Section 422 of the Code, the Board or the Committee may, but shall not be obligated to, make such additional grants, awards or bonuses as the Board or the Committee shall deem appropriate, to reflect the tax savings to the Company which results from such disqualification.

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         Incentive Stock Options granted under the Plan shall be evidenced by agreements to be consistent with and subject to the following terms and conditions and shall contain such additional terms and conditions, consistent with the terms of the Plan, as the Board or the Committee shall deem desirable:

               (a) Option Price. The option price per share of Stock purchasable under an Incentive Stock Option shall be the Fair Market Value of the Stock on the date of the grant of the Incentive Stock Option; provided, however, that the option price per share of an Incentive Stock Option granted to an individual who, at the time the option is granted, owns directly or indirectly more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (a "Ten Percent Owner"), shall be not less than one hundred ten percent (110%) of the Fair Market Value on the date the option is granted.

               (b) Option Term. The term of each Incentive Stock Option shall be fixed by the Board or the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date such option is granted. Notwithstanding the foregoing, no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable more than five (5) years from the date of grant of the option.

               (c) Exercisability. Subject to paragraph (j) of this Section 5, Incentive Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board or the Committee at grant. If the Board or the Committee provides, in its discretion, that any Incentive Stock Option is exercisable only in installments, the Board or the Committee may waive such installment exercise provision at any time in whole or in part based on performance and/or such other factors as the Board or the Committee may determine in its sole discretion.

               (c) Method of Exercise. Incentive Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price, in cash, by check or such other instrument as may be acceptable to the Board or the Committee. As determined by the Board or the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of unrestricted Stock owned by the optionee (based on the Fair Market Value of the Stock on the date the option is exercised). An optionee shall have the right to dividends or other rights of a stockholder with respect to shares subject to the option only when the optionee has given written notice of exercise and has paid in full for such shares.

               (d) Non-transferability of Options. No Incentive Stock Option shall be transferable by the Optionee otherwise than by will or by the laws of descent and distribution. All Incentive Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

               (e) Termination by Death. Unless otherwise determined by the Board or the Committee at grant, if any optionee's employment with the Company, any Subsidiary, and any Affiliate terminates by reason of death, the Incentive Stock Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Board or the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of three years from the date of such death or until the expiration of the stated term of such Incentive Stock Option, whichever period is the shorter.

               (f) Termination by Reason of Disability. Unless otherwise determined by the Board or the Committee at grant, if any optionee's employment with the Company, any Subsidiary and any

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         Affiliate terminates by reason of Disability, any Incentive Stock
         Option held by such optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Board or Committee shall determine at or after grant), but may not be exercised after three years from the date of such termination of employment or the expiration of the stated term of such Incentive Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such three-year period, any unexercised Incentive Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or for the stated term of such Incentive Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

               (g) Termination by Reason of Retirement. Unless otherwise determined by the Board or the Committee at grant, if any optionee's employment with the Company, any Subsidiary and any Affiliate terminates by reason of Normal or Early Retirement, any Incentive Stock Option held by such optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Board or the Committee shall determine at or after grant), but may not be exercised after three years from the date of such termination of employment or the expiration of the stated term of such Incentive Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such three-year period any unexercised Incentive Stock Option held by such optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of twelve months from the date of such death or for the stated term of the Incentive Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the exercise periods that apply for purposes of
         Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

               (h) Other Termination. Unless otherwise determined by the Board or the Committee at grant, if an optionee's employment with the Company, any Subsidiary and any Affiliate terminates for any reason other than death, Disability or Normal or Early Retirement, the Incentive Stock Option shall thereupon terminate, except that such option may be exercised for the lesser of three months from the date of termination or the balance of such option's term if the optionee's employment with the Company, any Subsidiary and any Affiliate is involuntarily terminated by the optionee's employer without Cause.

               (i) Limit on Value of Incentive Stock Option First Exercisable Annually. To the extent that the aggregate Fair Market Value (determined at the time the option is granted) of shares of Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year (under all of the Company's option plans) exceeds $100,000, such options shall be treated as Non-Qualified Stock Options.

SECTION 6. NON-QUALIFIED STOCK OPTIONS.

        The Board or the Committee may grant to Eligible Participants options under the Plan which are not Incentive Stock Options under the provisions of
Section 422 of the Code. Such Non-Qualified Stock Options shall be evidenced by agreements in such form and consistent with this Plan as the Board or the Committee shall approve from time to time, which agreements shall contain in substance the same terms and conditions

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as set forth in Section 5 hereof with respect to Incentive Stock Options
(except that references to employment with the Company shall be deemed to mean service on the Board); provided, however, that the limitations set forth in Sections 5(a), 5(b) or 5(i) shall not be applicable to Non-Qualified Stock Options. Payment of the option exercise price for a Non-Qualified Stock Option may be made in the form of Restricted Stock owned by the optionee, in which case the shares received upon the exercise of such Non-Qualified Stock Option shall be restricted or deferred, as the case may be, in accordance with the original term of the Restricted Stock award in question, except that the Board or the Committee may direct that such restrictions or deferral provisions shall apply only to the number of such shares equal to the number of shares of Restricted Stock surrendered upon the exercise of such option. No shares of unrestricted Stock shall be issued until full payment therefor has been made.

SECTION 7. STOCK APPRECIATION RIGHTS.

        (a) Grant and Exercise When Granted in Conjunction With Stock Options. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan and may contain terms and conditions different from those of the related Stock Option, except as otherwise provided below. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Non-Qualified Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Incentive Stock Option.

        A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise provided by the Board or the Committee at the time of grant, a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall only be reduced if and to the extent that the number of shares covered by the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

        A Stock Appreciation Right may be exercised by an optionee, in accordance with paragraph (d) of this Section 7, by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in paragraph (d) of this Section 7. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

        (b) Grant and Exercise When Granted in Tandem With Stock Option. Stock Appreciation Rights may be granted in tandem either at the time of grant of a Non-Qualified Stock Option or at any time during the term of such Stock Option. Stock Appreciation Rights are not permitted to be granted in tandem with an Incentive Stock Option under this Plan.

        A Stock Appreciation Right may be exercised at any time to the extent that the Stock Option to which it relates is then exercisable, and shall be subject to the conditions applicable to such Stock Option. When a Stock Appreciation Right is exercised in accordance with Section 7(d), the Stock Option to which it relates shall cease to be exercisable to the extent of the number of shares with respect to which the Stock Appreciation Right is exercised. Similarly, when an option is exercised, the Stock Appreciation Right relating to the shares covered by such Stock Option exercise shall terminate. Any Stock Appreciation Right which is outstanding on the last day of the term of the Stock Option to which it is related shall be automatically exercised on such date for cash or Stock, as determined by the Board or the Committee, without any action by the optionee.

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        (c)    Grant and Exercise When Granted Alone. Stock Appreciation Rights
may be granted at the discretion of the Board or the Committee in a manner not related to an award of a Stock Option. A Stock Appreciation Right granted under this Section 7(c) is not exercisable for a period of six months from the date of grant, unless a longer period is otherwise determined by the Board or the Committee. The Stock Appreciation Right, granted under Section 7(c), shall be exercisable in accordance with Section 7(d) over a period not to exceed ten years. Any Stock Appreciation Right which is outstanding on the last day of the exercisable period shall be automatically exercised on such date for cash or Stock, as determined by the Board or the Committee, without any action by the holder.

        (d) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Board or the Committee, including the following:

               (i) Stock Appreciation Rights granted pursuant to Section 7(a) and 7(b) shall be exercisable only at such time or times and to the extent that the Stock Options to which the Stock Appreciation Rights relate shall be exercisable in accordance with the provisions of Sections 5 and 6 and this Section 7 of the Plan; provided, however, that any Stock Appreciation Right granted subsequent to the grant of the related Stock Option shall not be exercisable during the first six months of the term of the Stock Appreciation Right, except that this additional limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of the six-month period.

               (ii) Upon the exercise of a Stock Appreciation Right granted pursuant to Section 7(a) or 7(b), an optionee shall be entitled to receive an amount in cash or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Board or the Committee having the right to determine the form of payment. Upon the exercise of a Stock Appreciation Right granted pursuant to Section 7(c), the holder shall be entitled to receive an amount in cash or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the Fair Market Value of one share of Stock at the date the Stock Appreciation Right was granted multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Board or the Committee having the right to determine the form of payment.

               (iii) No Stock Appreciation Right shall be transferable by the holder otherwise than by will or the laws of descent and distribution. All Stock Appreciation Rights shall be exercisable, during the holder's lifetime, only by the holder.

               (iv) Upon the exercise of a Stock Appreciation Right granted pursuant to Section 7(a) or Section 7(b), the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Stock to be issued under the Plan.

               (v) A Stock Appreciation Right granted in connection with an Incentive Stock Option pursuant to Section 7(a), may be exercised only if and when the market price of the Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.

               (vi) In its sole discretion, the Board or the Committee may provide, at the time of grant of a Stock Appreciation Right under this
         Section 7, that such Stock Appreciation Right can be exercised

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

         only in the event of a "Change of Control" and/or a "Potential Change of Control" (as defined in Section 14 below).

               (vii) The Board or the Committee, in its sole discretion, may also provide that in the event of a "Change of Control" and/or a "Potential Change of Control" (as defined in Section 14 below) the amount to be paid upon the exercise of a Stock Appreciation Right shall be based on the "Change of Control Price" (as defined in Section 14 below).

               (viii) Any exercise by a participant of all or a portion of a Stock Appreciation Right for cash, may only be made during the period beginning on the third business day following the date of the Company's release of its quarterly or annual summary statements of sales and earnings to the public and ending on the twelfth business day following such date; provided, however, that the foregoing shall not apply to any exercise by a participant of a Stock Appreciation Right for cash where the date of exercise is automatic or fixed in advance under the Plan and is outside the control of the participant.

SECTION 8. RESTRICTED STOCK.

        (a) Administration. Shares of Restricted Stock may be issued either alone or in addition to other awards granted under the Plan. The Board or the Committee shall determine the Eligible Participants to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price, if any, to be paid by the recipient of Restricted Stock (subject to Section 8(b) hereof), the time or times within which such awards may be subject to forfeiture, and all other conditions of the awards. However, in no event shall any restriction, including risk of forfeiture, attach to the Restricted Stock for a term to exceed ten years from the date such Stock was granted. The Board or the Committee may also condition the grant of Restricted Stock upon the attainment of specified performance goals, or such other criteria as the Board or the Committee may determine, in its sole discretion. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

        (b) Awards and Certificates. The prospective recipient of an award of shares of Restricted Stock shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award (a "Restricted Stock Award Agreement") and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the then applicable terms and conditions.

               (i) Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Board or the Committee may specify) after the award date by executing a Restricted Stock Award Agreement and paying whatever price, if any, is required.

               (ii) Each participant who is awarded Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of the participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

                    "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the E Holdings, Inc. 1997 Incentive Plan and a Restricted Stock Agreement entered into between the registered owner and EduTrek International, Inc. Copies of such Plan and Agreement are on file in the offices of EduTrek International, Inc., 3340 Peachtree Road, Suite 2000, Atlanta, Georgia 30326."

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               (iii) The Board or the Committee shall require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

         (c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section 8 shall be subject to the following restrictions and conditions:

               (i) Subject to the provisions of this Plan and Restricted Stock Award Agreements, during the period of six months after the award or such longer period as may be set by the Board or the Committee commencing on the grant date (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. Within these limits, the Board or the Committee may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on performance and/or such other factors as the Board or the Committee may determine, in its sole discretion.

               (ii) Except as provided in paragraph (c)(i) of this Section 8, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to receive any dividends.

               Dividends paid in cash with respect to shares of Restricted Stock shall not be subject to any restrictions or subject to forfeiture. Dividends paid in stock of the Company or stock received in connection with a stock split with respect to Restricted Stock shall be subject to the same restrictions as on such Restricted Stock. Certificates for shares of unrestricted Stock shall be delivered to the participant promptly after, and only after, the period of forfeiture shall expire without forfeiture in respect of such shares of Restricted Stock.

               (iii) Subject to the provisions of the Restricted Stock Award Agreement and this Section 8, upon termination of employment for any reason during the Restriction Period, all shares still subject to restriction shall be forfeited by the participant, and the participant shall only receive the amount, if any, paid by the participant for such forfeited Restricted Stock.

               (iv) In the event of special hardship circumstances of a participant whose employment is involuntarily terminated (other than for Cause), the Board or the Committee may, in it sole discretion, waive in whole or in part any or all remaining restrictions with respect to such participant's shares of Restricted Stock.

SECTION 9. PERFORMANCE AWARDS.

         (a) Administration. Shares of Stock or a payment in cash may be distributed under the Plan upon the attainment of achievement objectives to a participant as a Performance Award. The Board or the Committee shall determine the Eligible Participants to whom the Performance Award is granted, the terms and conditions of the achievement objectives, the term of the performance period, and the level and form of the payment of the Performance Award.

        (b) Achievement Objectives. The Board or the Committee, at its sole discretion may establish, under this Section 9, achievement objectives either in terms of Company-wide objectives or in terms of objectives that are related to the specific performance of the participant or the division, subsidiary, department or function within the Company in which the participant is engaged. A minimum level of acceptance, at the discretion of the Board or the Committee, may be established.

        If at the end of the performance period the specified objectives have been attained, the participant is deemed to have fully earned the Performance Award. If such achievement objectives have not been attained, the participant is deemed to have partly earned the Performance Award and becomes eligible to receive a portion of the total award, as determined by the Board or the Committee. If a required minimum level of achievement has not been met, the participant is entitled to no portion of the Performance Award. The Company may adjust the payment of awards or the achievement objectives if events occur or circumstances arise which would cause a particular payment or set of achievement objectives to be inappropriate as a measure of performance.

        (c) Terms and Conditions. A participant to whom a Performance Award has been granted is given achievement objectives to be reached over a specified period, the "performance period." Generally this period shall be not less than one year but in no case shall the period exceed five years.

        Any participant granted a Performance Award pursuant to this Section 9 who by reason of death, disability or retirement terminates his position with the Company before the end of the performance period is entitled to receive a portion of any earned Performance Award.

        A participant who terminates his position with the Company for any other reason forfeits all rights under the Performance Award.

SECTION 10. PARTICIPATION OF NON-EMPLOYEE DIRECTOR COMMITTEE MEMBERS.

        Each Non-Employee Director serving on the Committee shall be eligible to receive awards granted pursuant to Sections 6, 7, 8 and 9 of the Plan only upon authorization and approval of the Board or the stockholders of the Company.

SECTION 11. LOAN PROVISIONS.

        With the consent of the Board or the Committee, the Company may make, or arrange for, a loan or loans to an Eligible Employee or Eligible Participant with respect to the exercise of any Stock Option granted under the Plan and/or with respect to the payment of the purchase price, if any, of any Restricted Stock awarded hereunder. The Board or the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, term and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and the conditions, if any, under which the loan or loans may be forgiven.

SECTION 12. AMENDMENTS AND TERMINATION.

        The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the right of an optionee or participant under a Stock

Option, Stock Appreciation Right, Restricted Stock, or Performance Award theretofore granted, without the optionee's or participant's consent, or which without the approval of the shareholders would:

               (a) except as expressly provided in this Plan, increase the total number of shares reserved for the purpose of the Plan;

               (b) decrease the option price of any Stock Option to less than 100% of the Fair Market Value on the date of the granting of the option;

               (c) change the participants or class of participants eligible to participate in the Plan so as to add directors or executive officers to the class of Eligible Participants;

               (d)  extend the maximum option period under paragraph (b) of
         Section 5 of the Plan;

               (e) otherwise materially modify the requirements as to eligibility for participation in the Plan; or

               (f) otherwise materially increase the benefits accruing to participants under the Plan.

        The Plan may at any time or from time to time be terminated, modified or amended by the affirmative vote of not less than a majority of the votes entitled to be cast thereon by the Company's stockholders. The Board or the Committee may amend the terms of any award or option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without his consent. The Board or the Committee may also substitute new Stock Options for previously granted Stock Options including options granted under other plans applicable to the participant and previously granted Stock Options having higher option prices.

SECTION 13. UNFUNDED STATUS OF PLAN.

        The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing set forth herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Board or the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or a payment in lieu of or with respect to awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

SECTION 14. CHANGE OF CONTROL.

        The following acceleration and valuation provisions shall apply in the event of a "Change of Control" or "Potential Change of Control," as defined in this Section 14:

        (a) In the event of a "Change of Control" as defined in paragraph (b) of this Section 14, unless otherwise determined by the Board or the Committee in writing at or after grant, but prior to the occurrence of such Change of Control, or, if and to the extent so determined by the Board or the Committee in writing at or after grant (subject to any right of approval expressly reserved by the Board or the Committee at the time of such determination) in the event of a "Potential Change of Control," as defined in paragraph (c) of this Section 14:

          (i) any Stock Appreciation Rights and any Stock Options awarded under the Plan which have been outstanding for at least six months, if not previously exercisable and vested shall become fully exercisable and vested;

          (ii) with the exception of the six month restriction in Section 8(c)(i), the restrictions and deferral limitations applicable to any Restricted Stock award under the Plan shall lapse and such shares and awards shall be deemed fully vested; and

          (iii) the value of all outstanding Stock Options, Stock Appreciation Rights, Restricted Stock or Performance Awards shall, to the extent determined by the Board or the Committee at or after grant, be cashed out on the basis of the "Change of Control Price" (as defined in paragraph (d) of this Section 14) as of the date the Change of Control occurs or Potential Change of Control is determined to have occurred, or such other date as the Board or the Committee may determine prior to the Change of Control or Potential Change of Control.

     (b) For purpose of paragraph (a) of this Section 14, a "Change of Control" means the happening of any of the following:

          (i) when any "person," as such term used in Section 13(d) and 14(d) of the Exchange Act (other than Steven Bostic or any affiliate of Steven Bostic, the Company or a Subsidiary or any Company employee benefit plan (including its trustee)), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of the Company representing 20 percent or more of the combined voting power of the Company's then outstanding securities;

          (ii) when, during any period of two consecutive years during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board cease, for any reason other than death, to constitute at least a majority thereof, unless each director who was not a director at the beginning of such period was elected by, or on the recommendation of, at least two-thirds of the directors at the beginning of such period; or

          (iii) the occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company or a Subsidiary through purchase of assets, or by merger, or otherwise.

     (c) For purposes of paragraph (a) of this Section 14, a "Potential Change of Control" means the happening of any of the following:

          (i) the entering into an agreement by the Company, the consummation of which would result in a Change of Control of the Company as defined in paragraph (b) of this Section 14; or

          (ii) the acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than Steven Bostic or any affiliate of Steven Bostic, the Company or a Subsidiary or any Company employee benefit plan (including its trustee)) of securities of the Company representing five percent or more of the combined voting power of the Company's outstanding securities and the adoption by the Board of Directors of a resolution to the effect that a Potential Change of Control of the Company has occurred for purposes of this Plan.

        (d) For purposes of this Section 14, "Change of Control Price" means the highest price per share paid in any transaction reported on the Nasdaq Stock Market or the New York Stock Exchange Composite Tape, whichever then applies to the Stock, or paid or offered in any transaction related to a potential or actual Change of Control of the Company at any time during the preceding 60 day period as determined by the Board or the Committee, except that in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the Board or the Committee decides to cash out such options.

SECTION 15. GENERAL PROVISIONS.

        (a) All certificates for shares of Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Board or the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Board or the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

        (b) Nothing set forth in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee or director of the Company, any Subsidiary or any Affiliate, any right to continued employment (or, in the case of a director, continued retention as a director) with the Company, a Subsidiary or an Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company, a Subsidiary or an Affiliate to terminate the employment of any of its employees at any time.

        (c) Each participant shall, no later than the date as of which the value of an award first becomes includable in the gross income of the participant for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Board or the Committee regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company (and, where applicable, its Subsidiaries and Affiliates), shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant. A participant may irrevocably elect to have the withholding tax obligations or, in the case of all awards hereunder except Stock Options which have related Stock Appreciation Rights, if the Board or the Committee so determines, any additional tax obligation with respect to any awards hereunder satisfied by (a) having the Company withhold shares of Stock otherwise deliverable to the participant with respect to the award or (b) delivering to the Company shares of unrestricted Stock.

        (d) At the time of grant or purchase, the Board or the Committee may provide in connection with any grant or purchase made under this Plan that the shares of Stock received as a result of such grant or purchase shall be subject to a right of first refusal, pursuant to which the participant shall be required to offer the Company any shares that the participant wishes to sell, with the price being the then Fair Market Value of the Stock, subject to provisions of Section 15 hereof and to such other terms and conditions as the Board or the Committee may specify at the time of grant.

        (e) No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the

Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

SECTION 16. EFFECTIVE DATE OF PLAN.

        The Plan shall be effective on the date it is approved by a majority vote of the Company's stockholders.

SECTION 17. TERM OF PLAN.

        No Stock Option, Stock Appreciation Right, Restricted Stock or Performance Award shall be granted pursuant to the Plan on or after the tenth anniversary of the date of stockholder approval, but awards theretofore granted may extend beyond that date.